UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

APACHE MOTOR CORPORATION
(Name of Registrant as Specified In Its Charter)

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing
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APACHE MOTOR CORPORATION
938 N. 200 Street, Suite B
Shoreline, WA 98133

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about December 29, 2005 to the holders of record as of the close of business on November 28, 2005 (the “Record Date”) of the common stock of Apache Motor Corporation (“Apache”).

Apache’s Board of Directors has approved, and a total of 3 stockholders owning 26,000,000 shares of the 50,000,000 shares of common stock outstanding as of November 28, 2005, (the “Consenting Stockholders”) have consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Act and Apache’s Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Apache for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL

Apache will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Apache will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Apache’s common stock.

Apache will only deliver one Information Statement to multiple security holders sharing an address unless Apache has received contrary instructions from one or more of the security holders. Upon written or oral request, Apache will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Apache Motor Corporation, 938 N. 200 Street, Suite B, Shoreline, Washington 98133. Apache may also be reached at 206-533-2252.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Apache’s Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of Apache’s outstanding capital stock is required to effect the action described herein. Apache’s Articles of Incorporation does not authorize cumulative voting. As of the Record Date, Apache had 50,000,000 voting shares of common stock issued and outstanding of which 25,000,001 shares are required to pass any stockholder resolutions. The Consenting Stockholders, who consist of 3 current stockholders of Apache, are collectively the record and beneficial owners of 26,000,000 shares, which represents 52% of the issued and outstanding shares of Apache’s common stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the Consenting Stockholders voted in favor of the actions described herein in a written consent, dated November 28, 2005. No consideration was paid for the consent. The Consenting Stockholders’ names, affiliations with Apache, and their beneficial holdings are as follows:

Name	Beneficial Holder Affiliation	Shares Beneficially Held	Percentage

Adam Jenn	Director	2,000,000	4.0%

Daniel Goldman	Chief Financial Officer	2,400,000	4.8%

Parker Transnational Industries LLC	Shareholder	21,600,000	43.2%

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 28, 2005, certain information regarding the ownership of Apache’s capital stock by each director and executive officer of Apache, each person who is known to Apache to be a beneficial owner of more than 5% of any class of Apache’s voting stock, and by all officers and directors of Apache as a group. Unless otherwise indicated below, to Apache’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.

	AMOUNT OF	PERCENT
	BENEFICIAL	OF
NAME AND ADDRESS OF BENEFICIAL OWNER	OWNERSHIP	CLASS (1)

Adam Jenn	2,000,000	4.0%
(Director)
938 N. 200 Street, Suite B
Shoreline, Washington 98133

Daniel Goldman	2,400,000	4.8%
(Chief Financial Officer)
938 N. 200 Street, Suite B
Shoreline, Washington 98133

Parker Transnational Industries LLC	21,600,000	43.2%
8113 75th Street SW
Lakewood, Washington 98498

Joseph W. Parker	21,600,000 (2)	43.2%
(Director and Chief Executive Officer)
c/o Parker Transnational Industries LLC
8113 75th Street SW
Lakewood, Washington 98498

All officers and directors as a group (3 persons)	26,000,000	52%

(1)	This table is based on 50,000,000 shares of common stock issued and outstanding on November 28, 2005.
(2)	Joseph W. Parker is President and Chief Executive Officer of Parker Transnational Industries LLC.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The following actions were taken based upon the unanimous recommendation of Apache’s Board of Directors (the “Board”) and the written consent of the Consenting Stockholders:

AMENDMENT TO ARTICLES OF INCORPORATION TO
CHANGE CORPORATE NAME AND INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK AND PREFERRED STOCK

The Board of Directors of Apache approved amendments to the Articles of Incorporation of Apache to (1) change the name of Apache to Transnational Automotive Group, Inc., and (2) to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 and the increase the number of authorized shares of preferred stock from 20,000,000 to 100,000,000. The Consenting Stockholders also approved these amendments.

The amendments to the Articles of Incorporation will become effective by filing the Certificate of Amendment with the Secretary of State of Nevada. Stock certificates representing common stock issued prior to the effective date of the name change will continue to represent the same number of shares, will remain valid, and will not be required to be returned to Apache or the transfer agent for reissuance. New stock certificates issued upon a transfer of shares of common stock after the effective date of the name change will bear the name “Transnational Automotive Group, Inc.” and will have a new CUSIP number. Delivery of existing certificates will continue to be accepted in transactions made by a shareholder after the corporate name is changed.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None

ADDITIONAL AND AVAILABLE INFORMATION

Apache is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

COMPANY CONTACT INFORMATION

All inquiries regarding Apache should be addressed to Joseph W. Parker, President, at: 8113 75th SW, Lakewood, Washington 98133.